Exhibit 99.4

BENEFICIAL BANK PLACE 1818 MARKET STREET PHILADELPHIA, PA 19103

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E52292-S77430	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BENEFICIAL BANCORP, INC.

Vote on Proposals

The Board of Directors recommends that you vote FOR the following proposals:							For	Against	Abstain

1.	Approval of the Agreement and Plan of Reorganization, dated as of August 7, 2018, by and between WSFS Financial Corporation (“WSFS”) and Beneficial Bancorp, Inc. (“Beneficial”), pursuant to which, among other things, Beneficial will merge with and into WSFS and, simultaneously with the merger, Beneficial Bank will merge with and into Wilmington Savings Fund Society, FSB.						☐	☐	☐

2.	An advisory (non-binding) proposal to approve the specified compensation that may become payable to the named executive officers of Beneficial in connection with the merger.						☐	☐	☐

3.	Approval of one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of approval of the merger agreement.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

E52293-S77430

REVOCABLE PROXY
BENEFICIAL BANCORP, INC.
SPECIAL MEETING OF STOCKHOLDERS
December 6, 2018
8:30 a.m., Local Time

THIS PROXY IS SOLICITED ON THE BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) the official proxy committee of Beneficial Bancorp, Inc. (the “Company”), consisting of Karen Dougherty Buchholz, Elizabeth H. Gemmill and Roy D. Yates or any of them, with full power of substitution in each, to act as proxy for the stockholder(s), and to vote all shares of common stock of the Company which the stockholder(s) is/are entitled to vote only at the Special Meeting of Stockholders to be held on December 6, 2018 at 8:30 a.m., Local Time, at Beneficial Bank Place, 1818 Market Street, Philadelphia, Pennsylvania, and at any adjournments thereof, with all of the powers the stockholder(s) would possess if personally present at such meeting as indicated on the reverse side of this proxy card.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote on matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued, and to be marked, dated and signed, on the other side)

BENEFICIAL BANK PLACE 1818 MARKET STREET PHILADELPHIA, PA 19103

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 29, 2018. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 29, 2018. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E52294-S77430	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

BENEFICIAL BANCORP, INC.

Vote on Proposals

The Board of Directors recommends that you vote FOR the following proposals:				For	Against	Abstain

1.	Approval of the Agreement and Plan of Reorganization, dated as of August 7, 2018, by and between WSFS Financial Corporation (“WSFS”) and Beneficial Bancorp, Inc. (“Beneficial”), pursuant to which, among other things, Beneficial will merge with and into WSFS and, simultaneously with the merger, Beneficial Bank will merge with and into Wilmington Savings Fund Society, FSB.			☐	☐	☐

2.	An advisory (non-binding) proposal to approve the specified compensation that may become payable to the named executive officers of Beneficial in connection with the merger.			☐	☐	☐

3.	Approval of one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of approval of the merger agreement.			☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

E52295-S77430

Beneficial Bank Employee Savings and Stock Ownership Plan (the “KSOP”)
Voting Instruction Card

The participant, hereby directs Pentegra Trust Company (the “Plan Trustee”), to vote all shares of Beneficial Bancorp, Inc. (the “Company”) common stock allocated to the participant's account in the Beneficial Bank Employee Savings and Stock Ownership Plan (the “KSOP”) for which the participant is entitled to direct the Plan Trustee to vote at the Special Meeting of Stockholders to be held on December 6, 2018 at 8:30 a.m., Local Time, at Beneficial Bank Place, 1818 Market Street, Philadelphia, Pennsylvania and at any adjournments thereof. The Plan Trustee will vote all unallocated shares of Company common stock held in the KSOP Trust and shares of Company common stock for which the Plan Trustee does not receive timely instructions, in a manner calculated to most accurately reflect the instructions it receives from other KSOP participants. Your voting instructions will be considered timely if received on or before November 29, 2018.

BENEFICIAL BANK PLACE 1818 MARKET STREET PHILADELPHIA, PA 19103

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 29, 2018. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 29, 2018. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E52296-S77430	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

BENEFICIAL BANCORP, INC.

Vote on Proposals

The Board of Directors recommends that you vote FOR the following proposals:				For	Against	Abstain

1.	Approval of the Agreement and Plan of Reorganization, dated as of August 7, 2018, by and between WSFS Financial Corporation (“WSFS”) and Beneficial Bancorp, Inc. (“Beneficial”), pursuant to which, among other things, Beneficial will merge with and into WSFS and, simultaneously with the merger, Beneficial Bank will merge with and into Wilmington Savings Fund Society, FSB.			☐	☐	☐

2.	An advisory (non-binding) proposal to approve the specified compensation that may become payable to the named executive officers of Beneficial in connection with the merger.			☐	☐	☐

3.	Approval of one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of approval of the merger agreement.			☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

E52297-S77430

Beneficial Bancorp, Inc. Equity Incentive Plans Voting Instruction Card

The participant, hereby directs Pentegra Trust Company (the “Plan Trustee”), to vote all unvested shares of Beneficial Bancorp, Inc. (the “Company”) common stock awarded to the participant through the Beneficial Bancorp, Inc. 2016 Omnibus Incentive Plan and/or the Beneficial Bancorp, Inc. 2008 Equity Incentive Plan for which the participant is entitled to direct the Plan Trustee to vote at the Special Meeting of Stockholders to be held on December 6, 2018 at 8:30 a.m., Local Time, at Beneficial Bank Place, 1818 Market Street, Philadelphia, Pennsylvania and at any adjournments thereof. If the Plan Trustee does not receive timely voting instructions, the Plan Trustee will vote the shares as directed by the Company. Your voting instructions will be considered timely if received on or before November 29, 2018.

BENEFICIAL BANK PLACE 1818 MARKET STREET PHILADELPHIA, PA 19103

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 29, 2018. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 29, 2018. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E52298-S77430	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

BENEFICIAL BANCORP, INC.

Vote on Proposals

The Board of Directors recommends that you vote FOR the following proposals:				For	Against	Abstain

1.	Approval of the Agreement and Plan of Reorganization, dated as of August 7, 2018, by and between WSFS Financial Corporation (“WSFS”) and Beneficial Bancorp, Inc. (“Beneficial”), pursuant to which, among other things, Beneficial will merge with and into WSFS and, simultaneously with the merger, Beneficial Bank will merge with and into Wilmington Savings Fund Society, FSB.			☐	☐	☐

2.	An advisory (non-binding) proposal to approve the specified compensation that may become payable to the named executive officers of Beneficial in connection with the merger.			☐	☐	☐

3.	Approval of one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of approval of the merger agreement.			☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

E52299-S77430

Beneficial Bank Stock-Based Deferral Plan Voting Instruction Card

The participant, hereby directs Pentegra Trust Company (the “Plan Trustee”), to vote all shares of Beneficial Bancorp, Inc. (the “Company”) common stock credited to the participant's account in the Beneficial Bank Stock-Based Deferral Plan for which the participant is entitled to direct the Plan Trustee to vote at the Special Meeting of Stockholders to be held on December 6, 2018 at 8:30 a.m., Local Time, at Beneficial Bank Place, 1818 Market Street, Philadelphia, Pennsylvania and at any adjournments thereof. If the Plan Trustee does not receive timely voting instructions, the Plan Trustee will vote the shares as directed by the Company. Your voting instructions will be considered timely if received on or before November 29, 2018.